UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017 (April 4, 2017)

CUBESMART

CUBESMART, L.P.

(Exact Name Of Registrant As Specified In Charter)

Maryland (CubeSmart)	001-32324	20-1024732

Delaware (CubeSmart, L.P.)	000-54462	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Old Lancaster Road, Malvern, Pennsylvania 19355

(Address of Principal Executive Offices)

(610) 535-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 4, 2017, CubeSmart, L.P. (the “Operating Partnership”) and CubeSmart (the “Company”) completed the issuance and sale of $50.0 million in aggregate principal amount of the Operating Partnership’s 4.375% senior notes due December 15, 2023 (the “2023 Notes”) and of $50.0 million in aggregate principal amount of the Operating Partnership’s 4.000% senior notes due November 15, 2025 (the “2025 Notes” and, together with the 2023 Notes, the “Notes”) and the Company’s related full and unconditional guarantees of the payment of principal, the make-whole premium, if any, and interest on the Notes (collectively, the “Guarantees”).

The net proceeds to the Operating Partnership from the sale of the Notes, after deducting the underwriters’ discount and estimated transaction expenses payable by the Company, are approximately $102.3 million. The Operating Partnership intends to use the net proceeds from this offering to repay all of the outstanding indebtedness incurred under the unsecured revolving portion of the Company’s credit facility maturing in 2020 and for working capital and other general corporate purposes, which may include repayment or repurchase of other indebtedness.

The 2023 Notes form part of the same series as the Operating Partnership’s outstanding 4.375% senior notes due December 15, 2023 (the “Initial 2023 Notes” and, together with the 2023 Notes, the “Series 2023 Notes”), and following the issuance and sale of the 2023 Notes on April 4, 2017, $300.0 million aggregate principal amount of Series 2023 Notes are outstanding.  The 2023 Notes have the same CUSIP number and trade interchangeably with the Initial 2023 Notes.

The 2025 Notes form part of the same series as the Operating Partnership’s outstanding 4.000% senior notes due November 15, 2025 (the “Initial 2025 Notes” and, together with the 2025 Notes, the “Series 2025 Notes”), and following the issuance and sale of the 2025 Notes on April 4, 2017, $300.0 million aggregate principal amount of Series 2025 Notes are outstanding.  The 2025 Notes have the same CUSIP number and trade interchangeably with the Initial 2025 Notes.

The 2023 Notes accrue interest at the rate of 4.375% per annum, with interest payable in cash semi-annually in arrears on each June 15 and December 15.  The 2023 Notes accrue interest from and including December 15, 2016, and will be payable beginning June 15, 2017.  The 2025 Notes accrue interest at the rate of 4.000% per annum, with interest payable in cash semi-annually in arrears on each May 15 and November 15.  The 2025 Notes accrue interest from and including November 15, 2016, and will be payable beginning May 15, 2017.

The material terms of the Notes and the Guarantees are described in a prospectus supplement, dated March 30, 2017, as filed with the Securities and Exchange Commission (the “Commission”) on April 3, 2017 pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended (the “Securities Act”), which relates to the offer and sale of the Notes and supplements the Company’s and the Operating Partnership’s prospectus, as filed with the Commission on March 17, 2017, contained in the Company’s and the Operating Partnership’s registration statement on Form S-3ASR (File No. 333-216768) under the Securities Act.

The Initial 2023 Notes were issued under the indenture, dated as of September 16, 2011 (the “Indenture”), as supplemented by the Second Supplemental Indenture, dated as of December 17, 2013 (the “Second Supplemental Indenture”), among the Company, the Operating Partnership and U.S. Bank National Association, as trustee (the “Trustee”).  The 2023 Notes were issued under the Indenture, as supplemented by the Second Supplemental Indenture and the Fifth Supplemental Indenture, dated as of April 4, 2017

(the “Fifth Supplemental Indenture”), among the Company, the Operating Partnership and the Trustee. A copy of the form of 2023 Note and a copy of the form of Guarantee with respect to the 2023 Note are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated into this Item 1.01 by reference.

The Initial 2025 Notes were issued under the Indenture, as supplemented by the Third Supplemental Indenture, dated as of October 26, 2015 (the “Third Supplemental Indenture”), among the Company, the Operating Partnership and the Trustee.  The 2025 Notes were issued under the Indenture, as supplemented by the Third Supplemental Indenture and the Fifth Supplemental Indenture. A copy of the form of 2025 Note and a copy of the form of Guarantee with respect to the 2025 Note are filed herewith as Exhibits 4.3 and 4.4, respectively, and incorporated into this Item 1.01 by reference.

The Indenture previously was filed with the Commission on September 16, 2011, as Exhibit 4.5 to the Company’s and the Operating Partnership’s registration statement on Form S-3 (File No. 333-176885) under the Securities Act, and is incorporated into this Item 1.01 by reference. The Second Supplemental Indenture previously was filed with the Commission as Exhibit 4.1 to a Current Report on Form 8-K filed with the Commission on December 17, 2013 and is incorporated into this Item 1.01 by reference.  The Third Supplemental Indenture previously was filed with the Commission as Exhibit 4.1 to a Current Report on Form 8-K filed with the Commission on October 26, 2015 and is incorporated into this Item 1.01 by reference.  The Fifth Supplemental Indenture is being filed with the Commission as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

The foregoing is not a complete description of the Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fifth Supplemental Indenture, the Notes and the Guarantees and is qualified in its entirety by reference to the full text of those documents, each of which is incorporated herein by reference.

In connection with the foregoing, the Company and the Operating Partnership are filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of their counsel with respect to the validity of the Notes and the Guarantees.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K pertaining to the Notes and the Guarantees is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Form of $50 million aggregate principal amount of 4.375% senior note due December 15, 2023.

4.2	Form of CubeSmart Guarantee with respect to 2023 Notes (included in Exhibit 4.1).

4.3	Form of $50 million aggregate principal amount of 4.000% senior note due November 15, 2025.

4.4	Form of CubeSmart Guarantee with respect to 2053 Notes (included in Exhibit 4.3).

4.5	Fifth Supplemental Indenture, dated as of April 4, 2017, among CubeSmart, CubeSmart, L.P. and U.S. Bank National Association.

4.6*

Indenture, dated as of September 16, 2011, among CubeSmart, CubeSmart, L.P. and U.S. Bank National Association, incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-3, filed with the Commission on September 16, 2011.

4.7*

Second Supplemental Indenture, dated as of December 17, 2013, among CubeSmart, CubeSmart, L.P. and U.S. Bank National Association, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Commission on December 17, 2013.

4.8*

Third Supplemental Indenture, dated as of October 26, 2015, among CubeSmart, CubeSmart, L.P. and U.S. Bank National Association, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Commission on October 26, 2015.

5.1	Opinion of Pepper Hamilton LLP as to the legality of the Notes.

23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1 and incorporated herein by reference).

* Incorporated herein by reference as above indicated.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: April 5, 2017	By:	/s/ Jeffrey P. Foster
		Name:	Jeffrey P. Foster
		Title:	Senior Vice President, Chief Legal
Officer & Secretary

CUBESMART, L.P.

	By:	CubeSmart, its general partner

Date: April 5, 2017	By:	/s/ Jeffrey P. Foster
		Name:	Jeffrey P. Foster
		Title:	Senior Vice President, Chief Legal
Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of $50 million aggregate principal amount of 4.375% senior note due December 15, 2023.

4.2	Form of CubeSmart Guarantee with respect to 2023 Notes (included in Exhibit 4.1).

4.3	Form of $50 million aggregate principal amount of 4.000% senior note due November 15, 2025.

4.4	Form of CubeSmart Guarantee with respect to 2053 Notes (included in Exhibit 4.3).

4.5	Fifth Supplemental Indenture, dated as of April 4, 2017, among CubeSmart, CubeSmart, L.P. and U.S. Bank National Association.

5.1	Opinion of Pepper Hamilton LLP as to the legality of the Notes.

23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1 and incorporated herein by reference).